UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    October 31, 2017

CAMBREX CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:          (201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

CAMBREX CORPORATION

Form 8-K

Current Report

Section 5 – Corporate Governance and Management

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Cambrex Corporation approved several amendments to the Corporation’s by-laws effective October 31, 2017.

As amended and restated, the By-Laws contain provisions that, among other things:

-	Allow for a remote meeting of the stockholders as authorized by Section 211(a)(2) of the General Corporation Laws of the State of Delaware;

-	Provide clarification that the nominations procedure is a separate procedure from that of proposing other business;

-	Provide flexibility with regard to giving notice to shareholders and setting record dates;

-	Provide additional clarity around voting standards;

-	Provide that no person may simultaneously serve as both the Chief Executive Officer and the Chairman of the Board of Directors; and

-	Add a forum selection clause that matches to Company’s state of Incorporation.

In adopting the amendment and determining that doing so is in the best interests of the Company and its stockholders, the Board considered various factors, including, among others: prevailing market practice and perspectives on such provisions; the importance to the Company and its stockholders of reducing litigation costs and preventing corporate resources from being unnecessarily diverted to address duplicative, costly and wasteful multi-forum litigation; the value of facilitating consistency and predictability in litigation outcomes for the benefit of the Company and its stockholders; that the Company is incorporated under the laws of the state of Delaware; that adopting such an exclusive forum provision covering specified claims does not materially change the substantive legal claims available to stockholders; new Section 115 of the Delaware General Corporation Law and case law developments upholding the authority of the board of directors to adopt such a provision and confirming its validity and enforceability; and case law developments outside of Delaware enforcing such provisions.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and restated Bylaws filed as Exhibit 9.01 hereto.

Item 9.01 – Exhibit

(c)     Exhibit Index

Exhibit 3.1     Amended and Restated By-Laws of Cambrex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date: November 3, 2017	By:	/s/Samantha Hanley
	Name:	Samantha Hanley
	Title:	Vice President

Item 9.01 - Exhibit

(c)     Exhibit 3.1 Amended and Restated By-Laws Effective October 31, 2017